EXHIBIT 99

                              WFMBS 2004-V Group 1
                                    Replines
                                09/01/04 Cut-off

                                     Original                  Remaining
                                     Term to      Original      Term to                                            Master
Product               Principal       Stated    Amortization    Stated     Loan      Gross        Servicing      Servicing
Type                   Balance       Maturity       Term       Maturity    Age       Coupon          Fee            Fee
5/25 1YR CMT          2,546,757.22        360            360         346     14   4.1250000000   0.2500000000   0.0100000000
                      2,801,646.16        360            360         347     13   4.1250000000   0.2500000000   0.0100000000
                      4,277,979.26        360            360         348     12   4.1250000000   0.2500000000   0.0100000000
                      1,066,114.68        360            360         351      9   4.1250000000   0.2500000000   0.0100000000
                        991,473.03        360            360         354      6   4.1250000000   0.2500000000   0.0100000000
                      7,060,415.12        360            360         355      5   4.1250000000   0.2500000000   0.0100000000
                      7,751,295.61        360            360         356      4   4.1250000000   0.2500000000   0.0100000000
            Total:   26,495,681.08        360            360         352      8   4.1250000000   0.2500000000   0.0100000000

5/25 1YR CMT - IO       589,106.65        360            300         343     17   4.1250000000   0.2500000000   0.0100000000
                        997,500.00        360            300         344     16   4.1250000000   0.2500000000   0.0100000000
                      2,061,226.56        360            300         345     15   4.1250000000   0.2500000000   0.0100000000
                      9,030,779.19        360            300         346     14   4.1250000000   0.2500000000   0.0100000000
                     20,604,989.00        360            300         347     13   4.1250000000   0.2500000000   0.0100000000
                     16,638,382.69        360            300         348     12   4.1219286417   0.2500000000   0.0100000000
                      5,145,775.82        360            300         349     11   4.1250000000   0.2500000000   0.0100000000
                      2,608,445.15        360            300         350     10   4.1250000000   0.2500000000   0.0100000000
                      3,889,711.17        360            300         351      9   4.1250000000   0.2500000000   0.0100000000
                      7,978,382.76        360            300         352      8   4.1250000000   0.2500000000   0.0100000000
                      5,622,246.99        360            300         353      7   4.1250000000   0.2500000000   0.0100000000
                     15,382,339.50        360            300         354      6   4.1250000000   0.2500000000   0.0100000000
                     37,177,916.04        360            300         355      5   4.1205618814   0.2500000000   0.0100000000
                    103,155,999.05        360            300         356      4   4.0840900664   0.2500000000   0.0100000000
                     21,243,313.78        360            300         357      3   4.1040581817   0.2500000000   0.0100000000
                      9,202,386.57        360            300         358      2   3.8100723816   0.2500000000   0.0100000000
                      5,762,340.01        360            300         359      1   3.8536254363   0.2500000000   0.0100000000
                      2,903,100.00        360            300         360      0   4.0037632186   0.2500000000   0.0100000000
            Total:  269,993,940.93        360            300         354      6   4.0890922245   0.2500000000   0.0100000000

5/25 1YR LIBOR          626,969.67        360            360         336     24   4.1250000000   0.2500000000   0.0100000000
                        376,871.56        360            360         337     23   4.1250000000   0.2500000000   0.0100000000
                        491,187.46        360            360         338     22   4.1250000000   0.2500000000   0.0100000000
                        719,187.94        360            360         342     18   4.1250000000   0.2500000000   0.0100000000
                      2,001,792.32        360            360         344     16   4.1250000000   0.2500000000   0.0100000000
                      3,308,865.02        360            360         346     14   4.1250000000   0.2500000000   0.0100000000
                      3,188,822.28        360            360         347     13   4.1250000000   0.2500000000   0.0100000000
                      5,712,037.53        360            360         348     12   4.1250000000   0.2500000000   0.0100000000
                      1,493,303.27        360            360         349     11   4.1250000000   0.2500000000   0.0100000000
                      2,413,478.91        360            360         350     10   4.1250000000   0.2500000000   0.0100000000
                      3,339,299.27        360            360         351      9   4.1250000000   0.2500000000   0.0100000000
                      2,902,501.94        360            360         352      8   4.1250000000   0.2500000000   0.0100000000
                      1,574,155.07        360            360         353      7   4.1250000000   0.2500000000   0.0100000000
                        334,374.22        360            360         354      6   4.1250000000   0.2500000000   0.0100000000
                     10,533,267.38        360            360         355      5   4.1250000000   0.2500000000   0.0100000000
                     10,033,597.25        360            360         356      4   4.0598785330   0.2500000000   0.0100000000
                      1,175,492.83        360            360         357      3   4.1250000000   0.2500000000   0.0100000000
                        459,578.26        360            360         358      2   3.6250000000   0.2500000000   0.0100000000
                      1,777,309.87        360            360         359      1   3.8441091079   0.2500000000   0.0100000000
            Total:   52,462,092.05        360            360         352      8   4.0986491283   0.2500000000   0.0100000000

      Grand Total:  348,951,714.06        360            314         353      7   4.0932554828   0.2500000000   0.0100000000




Product                 Net           Gross       Months      Payment        Rate         Initial        Periodic         Rate
Type                   Coupon         Margin      to Roll   Reset Freq.   Reset Freq.     Rate Cap       Rate Cap       Ceiling
5/25 1YR CMT        3.8650000000   2.7500000000        46            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        47            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        48            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        51            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        54            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        55            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        56            12            12   5.0000000000   2.0000000000   9.1250000000
            Total:  3.8650000000   2.7500000000        52            12            12   5.0000000000   2.0000000000   9.1250000000

5/25 1YR CMT - IO   3.8650000000   2.7500000000        43            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        44            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        45            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        46            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        47            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8619286417   2.7500000000        48            12            12   5.0000000000   2.0000000000   9.1219286417
                    3.8650000000   2.7500000000        49            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        50            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        51            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        52            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        53            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        54            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8605618814   2.7500000000        55            12            12   5.0000000000   2.0000000000   9.1205618814
                    3.8240900664   2.7500000000        56            12            12   5.0000000000   2.0000000000   9.0840900664
                    3.8440581817   2.7500000000        57            12            12   5.0000000000   2.0000000000   9.1040581817
                    3.5500723816   2.7500000000        58            12            12   5.0000000000   2.0000000000   8.8100723816
                    3.5936254363   2.7500000000        59            12            12   5.0000000000   2.0000000000   8.8536254363
                    3.7437632186   2.7500000000        60            12            12   5.0000000000   2.0000000000   9.0037632186
            Total:  3.8290922245   2.7500000000        54            12            12   5.0000000000   2.0000000000   9.0890922245

5/25 1YR LIBOR      3.8650000000   2.2500000000        36            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        37            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        38            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        42            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        44            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        46            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        47            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        48            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        49            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        50            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        51            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        52            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        53            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        54            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        55            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.7998785330   2.2500000000        56            12            12   5.0000000000   2.0000000000   9.0598785330
                    3.8650000000   2.2500000000        57            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.3650000000   2.2500000000        58            12            12   5.0000000000   2.0000000000   8.6250000000
                    3.5841091079   2.2500000000        59            12            12   5.0000000000   2.0000000000   8.8441091079
            Total:  3.8386491283   2.2500000000        52            12            12   5.0000000000   2.0000000000   9.0986491283

      Grand Total:  3.8332554828   2.6748290094        53            12            12   5.0000000000   2.0000000000   9.0932554828




Product             Remaining
Type                 IO Term
5/25 1YR CMT                0
                            0
                            0
                            0
                            0
                            0
                            0
            Total:          0

5/25 1YR CMT - IO          43
                           44
                           45
                           46
                           47
                           48
                           49
                           50
                           51
                           52
                           53
                           54
                           55
                           56
                           57
                           58
                           59
                           60
            Total:         54

5/25 1YR LIBOR              0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
                            0
            Total:          0

      Grand Total:         42



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              WFMBS 2004-V Group 2
                                    Replines
                                09/01/04 Cut-off

                                     Original                  Remaining
                                     Term to      Original      Term to                                            Master
Product               Principal       Stated    Amortization    Stated     Loan      Gross        Servicing      Servicing
Type                   Balance       Maturity       Term       Maturity    Age       Coupon          Fee            Fee
5/25 1YR CMT            136,890.31        360            360         344     16   4.1250000000   0.2500000000   0.0100000000
                        173,494.38        360            360         347     13   4.1250000000   0.2500000000   0.0100000000
                        127,472.95        360            360         348     12   4.1250000000   0.2500000000   0.0100000000
                        195,699.87        360            360         350     10   4.1250000000   0.2500000000   0.0100000000
                        159,093.59        360            360         356      4   4.1250000000   0.2500000000   0.0100000000
Total:                  792,651.10        360            360         349     11   4.1250000000   0.2500000000   0.0100000000

5/25 1YR CMT - IO       173,853.76        360            300         340     20   4.1250000000   0.2500000000   0.0100000000
                        179,515.00        360            300         343     17   4.1250000000   0.2500000000   0.0100000000
                        824,522.73        360            300         345     15   4.1250000000   0.2500000000   0.0100000000
                      1,392,094.23        360            300         346     14   4.1250000000   0.2500000000   0.0100000000
                      3,490,795.00        360            300         347     13   4.1028703705   0.2500000000   0.0100000000
                        847,775.57        360            300         348     12   4.1250000000   0.2500000000   0.0100000000
                      2,080,341.14        360            300         349     11   4.1250000000   0.2500000000   0.0100000000
                      1,001,981.31        360            300         350     10   4.1250000000   0.2500000000   0.0100000000
                      2,047,136.43        360            300         351      9   4.1250000000   0.2500000000   0.0100000000
                      1,119,945.58        360            300         352      8   4.1250000000   0.2500000000   0.0100000000
                      2,302,798.05        360            300         353      7   4.1250000000   0.2500000000   0.0100000000
                      4,186,119.67        360            300         354      6   4.1250000000   0.2500000000   0.0100000000
                     14,767,670.28        360            300         355      5   4.1214237758   0.2500000000   0.0100000000
                     31,674,632.69        360            300         356      4   4.0951345880   0.2500000000   0.0100000000
                      5,193,152.42        360            300         357      3   4.1250000000   0.2500000000   0.0100000000
                      3,165,705.78        360            300         358      2   3.9416282733   0.2500000000   0.0100000000
                      2,557,158.73        360            300         359      1   3.9882154363   0.2500000000   0.0100000000
                      1,032,800.00        360            300         360      0   3.9454879938   0.2500000000   0.0100000000
Total:               78,037,998.37        360            300         355      5   4.0969147175   0.2500000000   0.0100000000

5/25 1YR LIBOR          325,302.57        360            360         346     14   4.1250000000   0.2500000000   0.0100000000
                        201,157.35        360            360         347     13   4.1250000000   0.2500000000   0.0100000000
                        322,411.27        360            360         348     12   4.1250000000   0.2500000000   0.0100000000
                        199,861.30        360            360         356      4   4.1250000000   0.2500000000   0.0100000000
Total:                1,048,732.49        360            360         349     11   4.1250000000   0.2500000000   0.0100000000

Grand Total:         79,879,381.96        360            301         354      6   4.0975621408   0.2500000000   0.0100000000




Product                 Net           Gross       Months      Payment        Rate         Initial        Periodic         Rate
Type                   Coupon         Margin      to Roll   Reset Freq.   Reset Freq.     Rate Cap       Rate Cap       Ceiling
5/25 1YR CMT        3.8650000000   2.7500000000        44            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        47            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        48            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        50            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        56            12            12   5.0000000000   2.0000000000   9.1250000000
Total:              3.8650000000   2.7500000000        49            12            12   5.0000000000   2.0000000000   9.1250000000

5/25 1YR CMT - IO   3.8650000000   2.7500000000        40            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        43            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        45            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        46            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8428703705   2.7500000000        47            12            12   5.0000000000   2.0000000000   9.1028703705
                    3.8650000000   2.7500000000        48            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        49            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        50            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        51            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        52            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        53            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.7500000000        54            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8614237758   2.7500000000        55            12            12   5.0000000000   2.0000000000   9.1214237758
                    3.8351345880   2.7500000000        56            12            12   5.0000000000   2.0000000000   9.0951345880
                    3.8650000000   2.7500000000        57            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.6816282733   2.7500000000        58            12            12   5.0000000000   2.0000000000   8.9416282733
                    3.7282154363   2.7500000000        59            12            12   5.0000000000   2.0000000000   8.9882154363
                    3.6854879938   2.7500000000        60            12            12   5.0000000000   2.0000000000   8.9454879938
Total:              3.8369147175   2.7500000000        55            12            12   5.0000000000   2.0000000000   9.0969147175

5/25 1YR LIBOR      3.8650000000   2.2500000000        46            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        47            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        48            12            12   5.0000000000   2.0000000000   9.1250000000
                    3.8650000000   2.2500000000        56            12            12   5.0000000000   2.0000000000   9.1250000000
Total:              3.8650000000   2.2500000000        49            12            12   5.0000000000   2.0000000000   9.1250000000

Grand Total:        3.8375621408   2.7434355245        54            12            12   5.0000000000   2.0000000000   9.0975621408


Product             Remaining
Type                 IO Term
5/25 1YR CMT                0
                            0
                            0
                            0
                            0
Total:                      0

5/25 1YR CMT - IO          40
                           43
                           45
                           46
                           47
                           48
                           49
                           50
                           51
                           52
                           53
                           54
                           55
                           56
                           57
                           58
                           59
                           60
Total:                     55

5/25 1YR LIBOR              0
                            0
                            0
                            0
Total:                      0

Grand Total:               53



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               WFMBS 04-V Group 2
                                    5/1 Arms

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $79,879,381.96
Total Orig. Bal.: $79,973,436.00
Loan Count: 367
Cutoff Date: 2004-09-01
Avg. Cut-Off Balance: $217,654.99
W.A. FICO: 741
W.A. Orig. LTV: 75.68%
Earliest Orig. Date: 2002-12-26
Latest Maturity Date: 2034-09-01
W.A. Gross Coupon: 4.0976%
W.A. Net Coupon: 3.8376%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0100%
W.A. Pass-Through Rate: 3.8376%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 354.5 months
W.A. Age: 5.5 months
% OLTV over 80: 5.19%
% with PMI: 4.94%
% OLTV over 80 with PMI: 95.32%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Leaseholds: 0.00%
% Relocation: 21.38%
Max. Zipcode Conc.: 1.21%
W.A. Roll Term: 54.5 months
W.A. Margin: 2.743%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 9.098%
W.A. Floor (ARMs): 2.743%

--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
--------------------------------------
50,001 - 150,000                  9.58%
150,001 - 250,000                47.07
250,001 - 350,000                43.35
---------------------------------------
Total:                          100.00%

Average: $217,911.27


--------------------------------------------------------------------------------

3. Current Coupon

Current Coupon                 Percent
---------------------------------------
2.751 - 3.000                     0.27%
3.251 - 3.500                     0.27
3.501 - 3.750                     2.48
3.751 - 4.000                     7.08
4.001 - 4.250                    89.89
---------------------------------------
Total:                          100.00%

W.A.: 4.098
Lowest: 3.000
Highest: 4.125

--------------------------------------------------------------------------------

4. Credit Score

Credit Score                   Percent
---------------------------------------
800 - 849                         2.86%
750 - 799                        41.20
700 - 749                        41.20
650 - 699                        14.27
600 - 649                         0.24
550 - 599                         0.22
---------------------------------------
Total:                          100.00%

W.A.: 741


--------------------------------------------------------------------------------

5. Product Type

Product Type                   Percent
---------------------------------------
5/25 1YR CMT - IO                97.69%
5/25 1YR LIBOR                    1.31
5/25 1YR CMT                      0.99
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

6. Index

Index                          Percent
---------------------------------------
1YR CMT                          98.69%
1YR LIBOR                         1.31
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

7. Lien Position

Lien Position                  Percent
---------------------------------------
1                               100.00%
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

8. Loan Purpose

Loan Purpose                   Percent
---------------------------------------
Purchase                         78.83%
R/T Refi                         17.33
C/O Refi                          3.84
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

9. Property Type

Property Type                  Percent
---------------------------------------
SFR                              76.13%
Condo - Low                      21.13
Condo - High                      2.58
PUD Detached                      0.16
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

10. State

State                          Percent
---------------------------------------
California                       15.74%
Colorado                         10.52
Georgia                           9.10
Minnesota                         5.92
Virginia                          4.79
Other                            53.92
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

11. Occupancy Status

Occupancy Status               Percent
---------------------------------------
Primary                          93.07%
Secondary                         6.93
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

12. Documentation

Documentation                  Percent
---------------------------------------
Full                             50.18%
Asset Only                       35.07
No Doc                           12.68
Income Only                       2.06
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

13. Original LTV

Original LTV                   Percent
---------------------------------------
20.01 - 30.00                     0.83%
30.01 - 40.00                     1.58
40.01 - 50.00                     2.27
50.01 - 60.00                     4.55
60.01 - 70.00                     8.88
70.01 - 80.00                    76.71
80.01 - 90.00                     2.27
90.01 - 100.00                    2.91
---------------------------------------
Total:                          100.00%

W.A.: 75.68%
Lowest: 23.40%
Highest: 95.00%


--------------------------------------------------------------------------------

14. Delinquency*

Delinquency*                   Percent
---------------------------------------
0-29 days                       100.00%
---------------------------------------
Total:                          100.00%

* OTS method

--------------------------------------------------------------------------------

15. Scheduled Remaining Term

Scheduled Remaining Term       Percent
---------------------------------------
301 - 342                         0.22%
343 - 348                        10.04
349 - 354                        16.19
355 - 360                        73.55
---------------------------------------
Total:                          100.00%

W.A.: 354.5 months
Lowest: 340 months
Highest: 360 months


--------------------------------------------------------------------------------

16. Buy Down

Buy Down                       Percent
---------------------------------------
N                               100.00%
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

17. Gross Margin

Gross Margin                   Percent
---------------------------------------
2.250                             1.31%
2.750                            98.69
---------------------------------------
Total:                          100.00%

W.A.: 2.743%
Lowest: 2.250%
Highest: 2.750%


--------------------------------------------------------------------------------

18. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
---------------------------------------
5.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%


--------------------------------------------------------------------------------

19. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
---------------------------------------
2.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

20. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
---------------------------------------
8.000 or less                     0.27%
8.001 - 9.000                     9.84
9.001 - 10.000                   89.89
---------------------------------------
Total:                          100.00%

W.A.: 9.098%
Lowest: 8.000%
Highest: 9.125%


--------------------------------------------------------------------------------

21. Term to Roll (ARMs)

Term to Roll (ARMs)            Percent
---------------------------------------
37 - 42                           0.22%
43 - 48                          10.04
49 - 54                          16.19
55 - 60                          73.55
---------------------------------------
Total:                          100.00%

W.A.: 54.5 months
Lowest: 40 months
Highest: 60 months


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   WFMBS 04-V
                                    5/1 Arms

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $428,831,096.02
Total Orig. Bal.: $432,330,676.00
Loan Count: 993
Cutoff Date: 2004-09-01
Avg. Cut-Off Balance: $431,854.07
W.A. FICO: 741
W.A. Orig. LTV: 70.10%
Earliest Orig. Date: 2002-08-13
Latest Maturity Date: 2034-09-01
W.A. Gross Coupon: 4.0941%
W.A. Net Coupon: 3.8341%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0100%
W.A. Pass-Through Rate: 3.8341%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 353.6 months
W.A. Age: 6.4 months
% OLTV over 80: 2.96%
% with PMI: 2.81%
% OLTV over 80 with PMI: 94.77%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.15%
% Leaseholds: 0.15%
% Relocation: 21.29%
Max. Zipcode Conc.: 1.14%
W.A. Roll Term: 53.6 months
W.A. Margin: 2.688%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 9.094%
W.A. Floor (ARMs): 2.688%


--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
---------------------------------------
50,001 - 150,000                  1.82%
150,001 - 250,000                 8.97
250,001 - 350,000                 9.74
350,001 - 450,000                17.37
450,001 - 550,000                19.03
550,001 - 650,000                20.02
650,001 - 750,000                 4.62
750,001 - 850,000                 3.78
850,001 - 950,000                 1.86
950,001 - 1,050,000               8.63
1,050,001 - 1,150,000             0.27
1,150,001 - 1,250,000             0.50
1,250,001 - 1,350,000             0.31
1,450,001 - 1,550,000             1.39
>= 1,550,001                      1.69
---------------------------------------
Total:                          100.00%

Average: $435,378.32


--------------------------------------------------------------------------------

3. Current Coupon

Current Coupon                 Percent
---------------------------------------
2.751 - 3.000                     0.28%
3.001 - 3.250                     0.09
3.251 - 3.500                     1.28
3.501 - 3.750                     2.48
3.751 - 4.000                     4.20
4.001 - 4.250                    91.66
---------------------------------------
Total:                          100.00%

W.A.: 4.094
Lowest: 3.000
Highest: 4.125


--------------------------------------------------------------------------------

4. Credit Score

Credit Score                   Percent
---------------------------------------
800 - 849                         2.22%
750 - 799                        41.97
700 - 749                        40.07
650 - 699                        13.80
600 - 649                         0.46
550 - 599                         0.04
Not Scored                        1.44
---------------------------------------
Total:                          100.00%

W.A.: 741


--------------------------------------------------------------------------------

5. Product Type

Product Type                   Percent
---------------------------------------
5/25 1YR CMT - IO                81.16%
5/25 1YR LIBOR                   12.48
5/25 1YR CMT                      6.36
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

6. Index

Index                          Percent
---------------------------------------
1YR CMT                          87.52%
1YR LIBOR                        12.48
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

7. Lien Position

Lien Position                  Percent
---------------------------------------
1                               100.00%
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

8. Loan Purpose

Loan Purpose                   Percent
---------------------------------------
Purchase                         63.25%
R/T Refi                         31.02
C/O Refi                          5.73
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

9. Property Type

Property Type                  Percent
---------------------------------------
SFR                              87.00%
Condo - Low                       9.43
Condo - High                      2.64
2-Family                          0.43
PUD Detached                      0.42
Cooperative                       0.09
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

10. State

State                          Percent
---------------------------------------
California                       40.83%
Illinois                          6.29
Colorado                          5.98
Texas                             5.14
Virginia                          4.53
Other                            37.24
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

11. Occupancy Status

Occupancy Status               Percent
---------------------------------------
Primary                          94.26%
Secondary                         5.74
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

12. Documentation

Documentation                  Percent
---------------------------------------
Full                             47.48%
Asset Only                       33.90
No Doc                           12.07
Income Only                       6.55
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

13. Original LTV

Original LTV                   Percent
---------------------------------------
0.01 - 10.00                      0.14%
10.01 - 20.00                     0.35
20.01 - 30.00                     0.81
30.01 - 40.00                     3.71
40.01 - 50.00                     5.75
50.01 - 60.00                    10.34
60.01 - 70.00                    18.57
70.01 - 80.00                    57.37
80.01 - 90.00                     1.83
90.01 - 100.00                    1.13
---------------------------------------
Total:                          100.00%

W.A.: 70.10%
Lowest: 6.98%
Highest: 100.00%


--------------------------------------------------------------------------------

14. Delinquency*

Delinquency*                   Percent
---------------------------------------
0-29 days                       100.00%
---------------------------------------
Total:                          100.00%

* OTS method

--------------------------------------------------------------------------------

15. Scheduled Remaining Term

Scheduled Remaining Term       Percent
---------------------------------------
301 - 342                         0.56%
343 - 348                        19.07
349 - 354                        15.78
355 - 360                        64.59
---------------------------------------
Total:                          100.00%

W.A.: 353.6 months
Lowest: 336 months
Highest: 360 months


--------------------------------------------------------------------------------

16. Buy Down

Buy Down                       Percent
---------------------------------------
N                                99.85%
Y                                 0.15
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

17. Gross Margin

Gross Margin                   Percent
---------------------------------------
2.250                            12.48%
2.750                            87.52
---------------------------------------
Total:                          100.00%

W.A.: 2.688%
Lowest: 2.250%
Highest: 2.750%


--------------------------------------------------------------------------------

18. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
---------------------------------------
5.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%


--------------------------------------------------------------------------------

19. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
---------------------------------------
2.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

20. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
---------------------------------------
8.000 or less                     0.28%
8.001 - 9.000                     8.06
9.001 - 10.000                   91.66
---------------------------------------
Total:                          100.00%

W.A.: 9.094%
Lowest: 8.000%
Highest: 9.125%


--------------------------------------------------------------------------------

21. Term to Roll (ARMs)

Term to Roll (ARMs)            Percent
---------------------------------------
31 - 36                           0.15%
37 - 42                           0.41
43 - 48                          19.07
49 - 54                          15.78
55 - 60                          64.59
---------------------------------------
Total:                          100.00%

W.A.: 53.6 months
Lowest: 36 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               WFMBS 04-V Group 1
                                    5/1 Arms

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $348,951,714.06
Total Orig. Bal.: $352,357,240.00
Loan Count: 626
Cutoff Date: 2004-09-01
Avg. Cut-Off Balance: $557,430.85
W.A. FICO: 742
W.A. Orig. LTV: 68.83%
Earliest Orig. Date: 2002-08-13
Latest Maturity Date: 2034-09-01
W.A. Gross Coupon: 4.0933%
W.A. Net Coupon: 3.8333%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0100%
W.A. Pass-Through Rate: 3.8333%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 353.4 months
W.A. Age: 6.6 months
% OLTV over 80: 2.45%
% with PMI: 2.32%
% OLTV over 80 with PMI: 94.50%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.18%
% Leaseholds: 0.19%
% Relocation: 21.28%
Max. Zipcode Conc.: 1.40%
W.A. Roll Term: 53.4 months
W.A. Margin: 2.675%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 9.093%
W.A. Floor (ARMs): 2.675%


--------------------------------------------------------------------------------

2. Original Balance

Original Balance               Percent
---------------------------------------
50,001 - 150,000                  0.04%
150,001 - 250,000                 0.25
250,001 - 350,000                 2.05
350,001 - 450,000                21.35
450,001 - 550,000                23.39
550,001 - 650,000                24.60
650,001 - 750,000                 5.68
750,001 - 850,000                 4.64
850,001 - 950,000                 2.28
950,001 - 1,050,000              10.60
1,050,001 - 1,150,000             0.33
1,150,001 - 1,250,000             0.61
1,250,001 - 1,350,000             0.39
1,450,001 - 1,550,000             1.71
>= 1,550,001                      2.08
---------------------------------------
Total:                          100.00%

Average: $562,870.99


--------------------------------------------------------------------------------

3. Current Coupon

Current Coupon                 Percent
---------------------------------------
2.751 - 3.000                     0.29%
3.001 - 3.250                     0.11
3.251 - 3.500                     1.51
3.501 - 3.750                     2.48
3.751 - 4.000                     3.54
4.001 - 4.250                    92.06
---------------------------------------
Total:                          100.00%

W.A.: 4.093
Lowest: 3.000
Highest: 4.125


--------------------------------------------------------------------------------

4. Credit Score

Credit Score                   Percent
---------------------------------------
800 - 849                         2.08%
750 - 799                        42.15
700 - 749                        39.81
650 - 699                        13.69
600 - 649                         0.51
Not Scored                        1.77
---------------------------------------
Total:                          100.00%

W.A.: 742


--------------------------------------------------------------------------------

5. Product Type

Product Type                   Percent
---------------------------------------
5/25 1YR CMT - IO                77.37%
5/25 1YR LIBOR                   15.03
5/25 1YR CMT                      7.59
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

6. Index

Index                          Percent
---------------------------------------
1YR CMT                          84.97%
1YR LIBOR                        15.03
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

7. Lien Position

Lien Position                  Percent
---------------------------------------
1                               100.00%
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

8. Loan Purpose

Loan Purpose                   Percent
---------------------------------------
Purchase                         59.69%
R/T Refi                         34.15
C/O Refi                          6.16
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

9. Property Type

Property Type                  Percent
---------------------------------------
SFR                              89.48%
Condo - Low                       6.75
Condo - High                      2.66
2-Family                          0.52
PUD Detached                      0.48
Cooperative                       0.10
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

10. State

State                          Percent
---------------------------------------
California                       46.57%
Illinois                          6.68
Texas                             5.24
Colorado                          4.94
Virginia                          4.47
Other                            32.11
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

11. Occupancy Status

Occupancy Status               Percent
---------------------------------------
Primary                          94.54%
Secondary                         5.46
---------------------------------------
Total:                          100.00%

--------------------------------------------------------------------------------

12. Documentation

Documentation                  Percent
---------------------------------------
Full                             46.86%
Asset Only                       33.64
No Doc                           11.93
Income Only                       7.57
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

13. Original LTV

Original LTV                   Percent
---------------------------------------
0.01 - 10.00                      0.17%
10.01 - 20.00                     0.43
20.01 - 30.00                     0.81
30.01 - 40.00                     4.20
40.01 - 50.00                     6.55
50.01 - 60.00                    11.67
60.01 - 70.00                    20.79
70.01 - 80.00                    52.94
80.01 - 90.00                     1.72
90.01 - 100.00                    0.73
---------------------------------------
Total:                          100.00%

W.A.: 68.83%
Lowest: 6.98%
Highest: 100.00%


--------------------------------------------------------------------------------

14. Delinquency*

Delinquency*                   Percent
---------------------------------------
0-29 days                       100.00%
---------------------------------------
Total:                          100.00%

* OTS method

--------------------------------------------------------------------------------

15. Scheduled Remaining Term

Scheduled Remaining Term       Percent
---------------------------------------
301 - 342                         0.63%
343 - 348                        21.14
349 - 354                        15.69
355 - 360                        62.54
---------------------------------------
Total:                          100.00%

W.A.: 353.4 months
Lowest: 336 months
Highest: 360 months


--------------------------------------------------------------------------------

16. Buy Down

Buy Down                       Percent
---------------------------------------
N                                99.82%
Y                                 0.18
---------------------------------------
Total:                          100.00%


--------------------------------------------------------------------------------

17. Gross Margin

Gross Margin                   Percent
---------------------------------------
2.250                            15.03%
2.750                            84.97
---------------------------------------
Total:                          100.00%

W.A.: 2.675%
Lowest: 2.250%
Highest: 2.750%


--------------------------------------------------------------------------------

18. Initial Cap (ARMs)

Initial Cap (ARMs)             Percent
---------------------------------------
5.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%


--------------------------------------------------------------------------------

19. Periodic Cap (ARMs)

Periodic Cap (ARMs)            Percent
---------------------------------------
2.000                           100.00%
---------------------------------------
Total:                          100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

20. Maximum Rate (ARMs)

Maximum Rate (ARMs)            Percent
---------------------------------------
8.000 or less                     0.29%
8.001 - 9.000                     7.65
9.001 - 10.000                   92.06
---------------------------------------
Total:                          100.00%

W.A.: 9.093%
Lowest: 8.000%
Highest: 9.125%


--------------------------------------------------------------------------------

21. Term to Roll (ARMs)

Term to Roll (ARMs)            Percent
---------------------------------------
31 - 36                           0.18%
37 - 42                           0.45
43 - 48                          21.14
49 - 54                          15.69
55 - 60                          62.54
---------------------------------------
Total:                          100.00%

W.A.: 53.4 months
Lowest: 36 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.